SSgA Funds

SUPPLEMENT DATED APRIL 4, 2014

TO

PROSPECTUS

DATED DECEMBER 18, 2013

SSgA EMERGING MARKETS FUND (THE “FUND”)

INSTITUTIONAL CLASS SHARES	SELECT CLASS SHARES
(TICKER SYMBOL: SSEMX)	(TICKER SYMBOL: SEMSX)

In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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